Exhibit 99.1
F I N A N C I A L R E S U L T S Third Quarter 2006 O C T O B E R 1 8, 2 0 0 6

3Q06 Managed Results1 ($ in millions) 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses. 2 Includes impact related to adoption of SFAS 123R of $104mm in 3Q06 and $106mm in 2Q06 3 Actual numbers for all periods, not over/under

Net income of $976mm on record third- quarter revenue of $4.7bn, our second highest quarterly revenue ROE of 18% Record IB fees of $1.4bn up 44% YoY driven by record debt underwriting and strong advisory fees Fixed Income Markets down 3% from record 3Q05 and up 16% from prior quarter, including very strong commodities results Solid Equity Markets results Credit costs reflect portfolio activity and stable credit quality Expense up 8% YoY due to higher performance-based compensation and impact of SFAS 123R Investment Bank ($ in millions) 1 Actual numbers for all periods, not over/under 2 Ratio is calculated excluding effect of SFAS 123R 3 Average Trading and Credit Portfolio VAR

Net income of $746mm up 14% YoY Excluding Katrina-related provision of $250mm pre-tax in 3Q05, net income down 8% YoY Results reflect sale of insurance underwriting business in early July 2006 Successfully completed New York Tri-state consumer conversion Completed acquisition of Bank of New York's consumer, small-business and middle-market banking businesses on October 1 Retail Financial Services ($ in millions) 1 Includes Katrina-related provision of $250mm in 3Q05 2 Actual numbers for all periods, not over/under

Regional Banking ($ in millions) 1 Includes Katrina-related provision of $230mm in 3Q05 2 Actual numbers for all periods, not over/under Net income of $744mm up 32% YoY Excluding Katrina-related provision in 3Q05, net income up 5% YoY Results reflect sale of insurance underwriting business in early July 2006; Approximately $150mm in revenue and $125mm in expense in prior quarters Branch production statistics YoY Checking accounts up 7% Credit card sales up 66% Mortgage loan sales up 21% Average deposits up 7% YoY; Average home equity loans up 10% YoY Ex. insurance, revenue up YoY due to higher deposit and loan balances, partially offset by narrower loan and deposit spreads Ex. insurance, expense up YoY due to increased net investments and additional expense related to CFS acquisition in 1Q06 Credit costs reflect stable credit quality

Results reflect improved spreads on lower balances Prior year included loss on loans transferred to held-for-sale and Katrina-related provision Originations of $5.5bn up 8% YoY and 22% QoQ Mortgage Banking & Auto Finance Auto Finance ($ in millions) Note: Results include pre-tax loss on transfer of auto loans to held-for-sale of $43mm and $20mm Katrina-related provision in 3Q05 Mortgage Banking ($ in millions) Production revenue down YoY due to lower originations, partially offset by wider margins Net mortgage servicing revenue reflects ($235)mm valuation adjustment to MSR asset due to changes and refinements to inputs and assumptions in valuation model 3rd party loans serviced up 13% YoY 1 Actual numbers for all periods, not over/under

Card Services (Managed) ($ in millions) 1 Includes $200mm increase in allowance for Hurricane Katrina ($100mm) and bankruptcy losses ($100mm) in 3Q05, and $90mm Katrina-related reserve release in 2Q06 2 Actual numbers for all periods, not over/under 3 Adjusted for Paymentech Net income of $711mm up 31% YoY ROO of 3.14% Prior year included $200mm increase in allowance (Katrina and bankruptcy) Avg outstandings of $142bn up 3% YoY driven by Sears Canada (4Q05) and Kohl's (2Q06) acquisitions and strong new account openings; Avg outstandings up 3% QoQ Charge volume up 15% YoY Revenue3 down 5% YoY driven by: Attrition of mature, higher spread balances Higher cost of funds on increased promotional, introductory and transactor balances Higher partner payments and rewards expense Partially offset by higher loan balances from acquisitions Net charge-offs of $1.3bn, or 3.58%, up $159 million from 2Q; expect slight increase in 4Q Expense3 up 9% YoY due to Sears Canada and Kohl's acquisitions and increased marketing, partially offset by merger savings

Commercial Banking ($ in millions) 1 Includes Katrina-related provision of $35mm in 3Q05 2 Actual numbers for all periods, not over/under 3 Includes deposits and deposits swept to on-balance sheet liabilities Net income of $231mm down 19% YoY Loans up 11% YoY driven by solid growth across all businesses; Liability balances up 11% YoY Revenue up 6% YoY driven by higher liability balances and loan volumes, partially offset by narrower loan spreads and a shift to lower margin liability products Revenue up across all segments with growth of 13% in Mid-Corporate Banking and 5% in Middle Market Credit costs reflect stable credit quality and growth in loan portfolio Expense up 9% YoY driven by higher compensation and increased costs related to higher client usage of Treasury Services products Completed acquisition of Bank of New York's middle-market business on October 1

Treasury & Securities Services ($ in millions) Net income of $256mm up 15% YoY Pre-tax margin of 27% Liability balances up 22% YoY; Assets under custody up 23% YoY Revenue up 9% YoY driven by wider spreads on higher liability balances, new business, organic growth and market appreciation Revenue down 6% QoQ due to the absence of 2Q seasonally strong securities lending Expense up 7% YoY primarily due to increased client activity, business growth and investment in new product platforms 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities

Asset & Wealth Management ($ in millions) 1 Includes Katrina-related provision of $3mm in 3Q05 2 Actual numbers for all periods, not over/under 3 3Q06 & 2Q06 do not include the loans and deposits of BrownCo, which were both $3bn at the time of sale on November 30, 2005 Net income of $346mm up 10% YoY driven by higher assets under management, partially offset by sale of BrownCo in 4Q05 Pre-tax margin of 34% Revenue up 13% YoY with double-digit growth in Institutional, Private Bank and Retail client segments Assets under management up 13% YoY, including growth in alternative assets of 26% Net AUM inflows of $22bn in 3Q06 and $59bn year-to-date

Other Corporate ($ in millions) Corporate Total Corporate ($ in millions) Treasury ($ in millions) 1 Discontinued operations relate to the sale of select corporate trust businesses, with net income of $65mm in 3Q06, $56mm in 2Q06 and $58mm in 3Q05 2 Actual numbers for all periods, not over/under 3 Tangible capital represents shareholders equity less goodwill Private Equity ($ in millions)

Capital Strength 1 Estimated for 3Q06 2 There is $6.2bn remaining capacity from the $8bn authorized by the Board in March 2006

3Q06 Summary Assessment Continued benefit from favorable credit environment Record IB fees and strong markets results Card Services - ongoing pressure on balances and revenue Retail Financial Services Growth in checking accounts and loans; continued competitive and rate pressures Weak results in Mortgage Banking Asset and Wealth Management - solid earnings growth on higher assets under management Treasury & Securities Services and Commercial Bank - good growth in business drivers YoY Corporate Treasury results ahead of initial projections Other Corporate results on track

Comments on Outlook Investment Bank IB fee pipeline strong Trading - continue to build out capabilities but results are market-dependent Credit Costs - will increase over time Retail Financial Services - continued modest margin pressure Card Services Continuation of trends will keep pressure on margin (%) Credit losses up slightly from 3Q Treasury & Securities Services - 3Q a good baseline Corporate Treasury goals accomplished; Treasury NII of $0 +/- Other Corporate and Private Equity tracking to full year objectives Other Sale of Corporate Trust - 4Q event RFS and CB - 4Q results will include Bank of New York

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 (as amended), and in the Annual Report on Form 10-K for the year ended December 31, 2005 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). This presentation includes non-GAAP financial measures, including, for example, financial results that are presented on a managed basis. Reconciliations of these non-GAAP financial measures, as well as explanations of the rationale for using these non-GAAP measures, are provided in JPMorgan Chase's Third Quarter 2006 Earnings Press Release and Earnings Release Financial Supplement.